UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 5, 2015 (February 27, 2015)

AXIALL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-09753	58-1563799
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Suite 1200, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (770) 395 - 4500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01              Entry into a Material Definitive Agreement.

Credit Agreement

On February 27, 2015, Axiall Holdco, Inc. (the “Holdco”), a wholly-owned subsidiary of Axiall Corporation (the “Company”), entered into a credit agreement (such agreement and any related documents, instruments and agreements executed in connection therewith, the “Term Loan Credit Agreement”) for a $250.0 million senior secured term loan facility (the “Term Loan Facility”).  The Term Loan Facility was arranged by Wells Fargo Securities, LLC and RBC Capital Markets, LLC, and the Term Loan Credit Agreement is by and among Holdco, as the borrower, Barclays Bank  PLC, as administrative agent, and the other financial institutions party thereto as lenders.  The proceeds of the Term Loan Credit Agreement will be used to refinance the loans outstanding under the existing credit agreement, dated as of January 28, 2013, among Eagle Spinco, Inc., as borrower, Barclays Bank PLC, as administrative agent, and the other agents and lenders party thereto, to pay related fees and expenses and for general corporate purposes.

Obligations under the Term Loan Facility are unconditionally guaranteed by the Company and certain of its existing and future direct or indirect domestic subsidiaries.  The obligations under the Term Loan Facility are secured by substantially all of the assets of Holdco and the Company and certain subsidiaries of the Company.

At the election of Holdco, the Term Loan Facility bears interest at a rate equal to either: (1) a base rate determined by reference to the highest of (i) the “prime rate” as published by the Wall Street Journal, (ii) the federal funds effective rate plus 0.50% and (iii) one-month London Interbank Offered Rate (“LIBOR”) plus 1.00%, or (2) LIBOR, plus an applicable margin as described below.  The applicable margin for borrowings under the Term Loan Credit Agreement will be 2.25% per annum for base rate loans and 3.25% per annum for LIBOR margin loans; provided that at no time will the base rate be deemed to be less than 1.75% per annum or LIBOR less than 0.75% per annum.

Subject to certain conditions and exceptions, the Term Loan Credit Agreement requires Holdco to prepay outstanding loans in certain circumstances, including (a) in an amount equal to 100% of the net cash proceeds from sales or dispositions of certain property or assets of the Company and its subsidiaries in excess of $25.0 million per sale or disposition, or in excess of $100.0 million in the aggregate for all sales or dispositions per fiscal year, in each case subject to customary reinvestment rights, (b) in an amount equal to 100% of the net cash proceeds from any loss, destruction or damage to property or any actual condemnation, seizing or confiscation of such property, in each case subject to repair and reinvestment rights, and (c) in an amount equal to 100% of the net cash proceeds from the incurrence of additional debt other than debt permitted under the Term Loan Credit Agreement. The Term Loan Credit Agreement also provides for voluntary prepayment of loans without premium or penalty, subject to certain conditions and exceptions.

The Term Loan Credit Agreement contains customary affirmative covenants (subject to exceptions), including, among other things, covenants related to: financial statements and other reports, existence, payment of taxes and claims, maintenance of properties, insurance, books and records, inspections, compliance with laws, environmental matters, subsidiaries, further assurances, and maintenance of credit ratings (but no minimum credit rating requirement).

The Term Loan Credit Agreement also contains customary negative covenants (subject to exceptions) that will restrict the Company and its subsidiaries in their activities, including, among other things, covenants related to: indebtedness, liens, transactions with affiliates, restricted payments, investments, disposition of assets, consolidations and mergers, acquisitions, and sale and lease-backs.

The Term Loan Credit Agreement provides for customary events of default, including events related to: failure to make payments when due, default under certain other agreements, breach of certain covenants, material breach of representations, other defaults under the Term Loan Credit Agreement documentation, involuntary bankruptcy, voluntary bankruptcy, judgments and attachments, dissolution, employee benefit plans, change of control, guaranties, security documents, and failure of subordinated indebtedness to be subordinated, subject to customary qualifications and limitations for materiality.

On February 27, 2015, the Company issued a press release announcing the Term Loan Facility.  A copy of this press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The foregoing description of the Term Loan Credit Agreement is qualified in its entirety by the Term Loan Credit Agreement, which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

Some of the potential lenders under the Term Loan Credit Agreement (and their respective subsidiaries or affiliates) have in the past provided, and may in the future provide, investment banking, underwriting, lending, commercial banking, trust and other advisory services to the Company and its subsidiaries and affiliates. These parties have received, and may in the future receive, customary compensation from the Company and its subsidiaries and affiliates for such services.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained under Item 1.01 is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

10.1

Credit Agreement, dated as of February 27, 2015, by and among Axiall Holdco, Inc. as the borrower, Barclays Bank PLC as administrative agent, Wells Fargo Securities, LLC as syndication agent, RBC Capital Markets, LLC as documentation agent, and the other financial institutions party thereto as lenders, and Wells Fargo Securities, LLC and RBC Capital Markets, LLC as joint lead arrangers and joint bookrunners, and Citigroup Global Markets Inc., HSBC Securities (USA) Inc., PNC Capital Markets LLC and Suntrust Robinson Humphrey, Inc. as co-arrangers

99.1	Press release dated February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIALL CORPORATION

	By:	/s/ Gregory C. Thompson
	Name:	Gregory C. Thompson
	Title:	Chief Financial Officer

Date: March 5, 2015

EXHIBIT INDEX

Exhibit Number	Description

10.1

Credit Agreement, dated as of February 27, 2015, by and among Axiall Holdco, Inc. as the borrower, Barclays Bank PLC as administrative agent, Wells Fargo Securities, LLC as syndication agent, RBC Capital Markets, LLC as documentation agent, and the other financial institutions party thereto as lenders, and Wells Fargo Securities, LLC and RBC Capital Markets, LLC as joint lead arrangers and joint bookrunners, and Citigroup Global Markets Inc., HSBC Securities (USA) Inc., PNC Capital Markets LLC and Suntrust Robinson Humphrey, Inc. as co-arrangers

99.1	Press release dated February 27, 2015